Exhibit 10.3
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 230.406
AMENDMENT NO. 2 TO
DEVELOPMENT AGREEMENT
FOR PANTHER INSTRUMENT SYSTEM
This Amendment No. 2 (“Amendment No. 2”) is entered into effective as of January 2, 2009, pursuant to and amending the “Development Agreement for Panther Instrument System” (the “Agreement”) between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”) and STRATEC Biomedical Systems AG (“STRATEC”).
Agreement
     For their mutual benefit, the parties agree as follows:
     1. Unless otherwise stated herein, all capitalized terms shall have the meaning set forth in the Agreement.
     2. In order to establish and clarify the rights and obligations of the parties with respect to software and firmware for the Panther Instrument pursuant to the Agreement, including Sections 1.19, 4.2, and 4.3, the parties agree that Attachment A to this Amendment No. 2 accurately sets forth their understanding as to software and firmware development.
     3. Except as is expressly set forth in this Amendment No. 2, all other terms and conditions of the Agreement shall continue in full force and effect.
     4. This Amendment No. 2 may be executed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of the respective parties.

Gen-Probe Incorporated	STRATEC Biomedical Systems AG

By /s/ Brad Blake	By /s/ Marcus Wolfinger
Brad Blake	Marcus Wolfinger
Vice President, Instrument Systems	CFO

ATTACHMENT A
TO AMENDMENT NO. 2
This document lists the various elements of the software and firmware developed or to be developed for the Panther Instrument System.
The purpose of the included table is to set forth the following information for each software and firmware module:
1.	The software module name.

2.	A description of the module software components.

3.	The identity of the party providing the design document for the module.

4.	The identity of the party implementing the design document for the module.

5.	The intellectual property classification of the module under the Agreement.

6.	Each party’s rights to use the module [...***...].
A.	In Stratec’s case, the right will be to [...***...].

B.	In Gen-Probe’s case, the rights will be, as set forth in the included Table: 1) the right to use the module [...***...]; and/or 2) the right to [...***...].
     1. Stratec shall [...***...]. Gen-Probe shall inform Stratec in writing as to [...***...].
     2. In the case where [...***...], Gen-Probe shall indemnify and hold harmless Stratec, its affiliates and their respective officers, directors, employees and agents (the “Stratec Indemnities”) from and against any and all claims, losses, damages, liabilities and expenses including reasonable attorneys’ fees and costs (collectively, the “Damages”) paid or payable by a Stratec Indemnity to a third party that relate to or arise in connection with a claim, suit or proceeding made or brought by a third party (“Claims”) brought against a Stratec Indemnity to the extent resulting from or arising out of Gen-Probe`s acts or omissions [...***...].
     3. All firmware and software [...***...], which will be maintained by Stratec and available

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     to Gen-Probe [...***...]. For all such modules, Stratec will make the source code available for Gen-Probe’s audit [...***...].
     4. Released versions of [...***...].
     5. All firmware modules and [...***...]are based on templates owned by Stratec.

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Note: [...***...] as used in the table include the following:
•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

•	[...***...]

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Embedded Software/Firmware

		Design	Design			Gen-Probe Free
Software	Software	Document	Implemented	IP	Stratec Free to	to	GP free to	GP access to
Module	component	Provided by:	by:	Classification	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]

***Confidential Treatment Requested

		Design	Design
Software	Software	Document	Implemented	IP	Stratec Free to	Gen-Probe Free	GP free to	GP access to
Module	component	Provided by:	by:	Classification	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]

***Confidential Treatment Requested

Design
Software	Software	Document	Design		Stratec Free to	Gen-Probe Free	GP free to	GP access to
Module	component	Provided by:	Implemented by:	IP Classification	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]

***Confidential Treatment Requested

		Design				Gen-Probe Free
Software	Software	Document	Design		Stratec Free to	to	GP free to	GP access to
Module	component	Provided by:	Implemented by:	IP Classification	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]

***Confidential Treatment Requested

		Design				Gen-Probe Free
Software	Software	Document	Design		Stratec Free to	to	GP free to	GP access to
Module	component	Provided by:	Implemented by:	IP Classification	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]

***Confidential Treatment Requested

Application Software

		Design	Design
Software	Software	Document	implemented		Stratec Free to	Gen-Probe Free to	GP free to	GP access to
Module	component	Provided by:	by:	IP	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]

***Confidential Treatment Requested

		Design	Design
Software	Software	Document	implemented		Stratec Free to	Gen-Probe Free to	GP free to	GP access to
Module	component	Provided by:	by:	IP	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]		[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]

***Confidential Treatment Requested